Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-29-2006	Data Current as of 5/2/2006 8:13:09 AM

A.	DATES	Begin	End	# days

1	Determination Date		5/18/2006

2	Payment Date		5/22/2006

3	Collection Period	4/1/2006	4/29/2006	29

4	Monthly Interest Period - Actual/360	4/20/2006	5/21/2006	32

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	285,000,000.00	84,553,868.65	37,631,425.83	46,922,442.82	0.1646402
7	Class A-2 Notes	288,000,000.00	288,000,000.00	—	288,000,000.00	1.0000000
8	Class A-3 Notes	435,000,000.00	435,000,000.00	—	435,000,000.00	1.0000000
9	Class A-4 Notes	226,188,000.00	226,188,000.00	—	226,188,000.00	1.0000000
10	Subordinated Notes	28,408,655.00	28,408,655.00	—	28,408,655.00	1.0000000

11	Total Securities	$1,262,596,655.00	$1,062,150,523.65	$37,631,425.83	$1,024,519,097.82

12	Net Pool Balance	$1,364,964,811.90	$1,145,187,523.44		$1,103,931,139.86

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	4.3664%	328,174.23	3.8812444	37,959,600.06	448.9398376
14	Class A-2 Notes	4.7300%	1,135,200.00	3.9416667	1,135,200.00	3.9416667
15	Class A-3 Notes	4.8000%	1,740,000.00	4.0000000	1,740,000.00	4.0000000
16	Class A-4 Notes	4.8600%	916,061.40	4.0500000	916,061.40	4.0500000

	Total Securities		4,119,435.63		41,750,861.46

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	25,365,722.76
18	Scheduled Interest Payments Received	3,009,795.46
19	Prepayments of Principal Received	314,462.58
20	Liquidation Proceeds	14,956,813.93
21	Recoveries Received	362,307.79
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	44,009,102.52

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	35,902.95

26	Total Available Funds, prior to Servicer Advances	44,045,005.47

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	44,045,005.47

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	44,045,005.47

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	885,125.44
33	Class A Noteholder Interest (Item 47)	4,119,435.63
34	Principal Distribution Amount (Item 72)	37,631,425.83
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—
37	Certificateholders Principal Distribution Amount	—

38	Remaining Funds to Certificateholder	1,409,018.57

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-29-2006	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

39	Servicing Fees	885,125.44	—	885,125.44

	Pro rata:
40	Class A-1 Interest	328,174.23	—	328,174.23
41	Class A-2 Interest	1,135,200.00	—	1,135,200.00
42	Class A-3 Interest	1,740,000.00	—	1,740,000.00
43	Class A-4 Interest	916,061.40	—	916,061.40
44	Class A-1 Interest Carryover Shortfall	—	—	—
45	Class A-2 Interest Carryover Shortfall	—	—	—
46	Class A-3 Interest Carryover Shortfall	—	—	—
47	Class A-4 Interest Carryover Shortfall	—	—	—

48	Class A Noteholder Interest	4,119,435.63	—	4,119,435.63

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance - All Classes			1,062,150,523.65
50	Beginning Net Pool Balance		1,145,187,523.44
51	Receipts of Scheduled Principal		(25,365,722.76)
52	Receipts of Prepaid Principal		(314,462.58)
53	Liquidation Proceeds		(14,956,813.93)
54	Other Collections of Principal		—
55	Principal Amount of Repurchases		—
56	Principal Amount of Defaulted Receivables		(619,384.31)

57	Ending Net Pool Balance		1,103,931,139.86
58	Yield Supplement Overcollateralization Amount		79,412,042.04

59	Adjusted Pool Balance		1,024,519,097.82
60	Less: Adjusted Pool Balance - End of Collection Period			1,024,519,097.82

61	Calculated Principal Distribution Amount			37,631,425.83

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)			44,045,005.47
63	Less: Prior Advance Reimbursement (Item 31)			—
64	Less: Servicing Fees Paid (Item 32)			885,125.44
65	Less: Interest Paid to Noteholders (Item 33)			4,119,435.63
66	Less: Calculated Principal Distribution (Item 60)			37,631,425.83

67	Equals: Remaining Available Funds before Servicer Advance			1,409,018.57
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

69	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			1,409,018.57
71	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

72	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

73	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			37,631,425.83

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance			—
75	Less: Prior Advance Reimbursement			—
76	Plus: Additional Payment Advances for Current Period			—

77	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-29-2006	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)		9,469,474.91
79	Initial Reserve Account Balance		6,312,983.28

80	Beginning Reserve Account Balance		9,469,474.91
81	Plus: Net Investment Income for the Collection Period		35,902.95

82	Subtotal: Reserve Fund Available for Distribution		9,505,377.86
83	Plus: Deposit of Excess Available Funds (Item 35)		—
84	Less: Reserve Account Draw Amount (Item 71)		—

85	Subtotal Reserve Account Balance		9,505,377.86
86	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)		35,902.95

87	Equals: Ending Reserve Account Balance		9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

89	Net Pool Balance	1,364,964,812	1,103,931,140
90	Number of Current Contracts	84,775	77,677
91	Weighted Average Loan Rate	3.42%	3.39%
92	Average Remaining Term	48.9	44.0
93	Average Original Term	57.9	58.3

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

94	Aggregate Outstanding Principal Balance of Charged Off Receivables	32	619,384
95	Liquidation Proceeds on Related Vehicles		—
96	Recoveries Received on Receivables Previously Charged Off		362,308

97	Net Principal Losses for Current Collection Period	32	257,077

98	Beginning Net Principal Losses	143	2,108,488
99	Net Principal Losses for Current Collection Period	32	257,077

100	Cumulative Net Principal Losses	175	2,365,564

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

101	Current	99.41%	77,201	1,097,388,519
102	31 - 60 Days Delinquent	0.54%	435	5,947,420
103	61 - 90 Days Delinquent	0.05%	41	595,201

104	Total	100.00%	77,677	1,103,931,140